Exhibit 99.2 Q1 2023 RESULTS REVIEW May 5, 2023

SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by the war in the Ukraine; the duration and economic, operational and financial impacts of the global COVID-19 pandemic; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe and elsewhere; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnhindustrial.com. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH Industrial’s control. CNH Industrial expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this presentation to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNH Industrial’s financial results, is included in CNH Industrial’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”), the Autoriteit Financiële Markten (“AFM”) and Commissione Nazionale per le Società e la Borsa (“CONSOB”). All future written and oral forward-looking statements by CNH Industrial or persons acting on the behalf of CNH Industrial are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Q1 2023 results review | 5-May-2023 2

Q1 2023 | MAIN ACHIEVEMENTS Record Q1 margins in both Agriculture and Construction Cost saving initiatives underway Organic and inorganic investments driving tech stack development Q1 2023 results review | 5-May-2023 3

Q1 2023 | RESULTS 1 Adj. EBIT Net Income Consolidated Diluted EPS Industrial Activities Revenues $5.3B $555M $486M $0.35 +15% +29% +45% +$0.11 1 Adjusted Adjusted Net Sales Adj. EBIT% 1 1 Industrial Activities Industrial Activities Net Income Diluted EPS $4.8B 11.6% $475M $0.35 +130 bps +26% +14% +$0.07 YoY Q1 2023 results review | 5-May-2023 4 (1) Non-GAAP measures (definition and reconciliation in appendix)

Q1 2023 | BUSINESS HIGHLIGHTS Ag NA row crop market strength; rebounding retail activity in Brazil Construction demand strong; production increased Financial Services portfolio growth; interest rates pressure margins Showcased new products at ConExpo in Las Vegas 1 Reaffirmed top 1% in S&P’s Sustainability Yearbook 2023 (1) Of 7,800+ companies; highest score in the Q1 2023 results review | 5-May-2023 5 Machinery and Electrical Equipment Industry

STRATEGIC PRIORITIES



CUSTOMER INSPIRED INNOVATION

- Superior user experience
- Rigorous "in field" R&D at scale
- 100% connected machines

TECHNOLOGY LEADERSHIP

- Full autonomous farming cycle
- Modular and scalable tech stack
- Accelerating precision offerings

BRAND AND DEALER STRENGTH

- Global brands + local partners
- 100% of dealers digitized
- Optimized, profitable brands

OPERATIONAL EXCELLENCE

- World-class quality and delivery
- $550M+ operational efficiencies
- Customer-focused processes

SUSTAINABILITY STEWARDSHIP

- SBTi commitment
- 50% CO_2 reduction vs. 2018
- Biogas circularity

Note: 2024 year-end targets

6 Q1 2023 results review | 5-May-2023

CNH INDUSTRIAL

STRATEGIC PRIORITIES


CUSTOMER INSPIRED INNOVATION
Superior user experience
Rigorous "in field" R&D at scale
100% connected machines
TECHNOLOGY LEADERSHIP
Full autonomous farming cycle
Modular and scalable tech stack
Accelerating precision offerings
BRAND AND DEALER STRENGTH
Global brands + local partners
100% of dealers digitized
Optimized, profitable brands
OPERATIONAL EXCELLENCE
World-class quality and delivery
$550M+ operational efficiencies
Customer-focused processes
SUSTAINABILITY STEWARDSHIP
SBTi commitment
50% CO_2 reduction vs. 2018
Biogas circularity

7 Q1 2023 results review | 5-May-2023

Note: 2024 year-end targets

CNH INDUSTRIAL

CUSTOMER INSPIRED INNOVATION Best-in-Class Medium Heavy Duty Tractors Achieving Superior Results Customer benefits: Quietest tractor cab in the market Optum New benchmark in spacious comfort, with 11% more glass and 30% more airflow Powerful and compact, with lower soil compaction Productivity increased by over 14% CNH benefits: T7 Heavy Duty Gross margin driving high ROI Market share and volumes “I’m a big fan of the cab – it’s Quality ratings the quietest I’ve ever been in.” - R.C., Farmers Weekly Customer NPS scores Q1 2023 results review | 5-May-2023 8 Note: Comparison to previous models

TECHNOLOGY LEADERSHIP Organic and Inorganic Technology Investments R&D investments continue With bolt-on enhancements 1 4.1% Machine vision & automation 3.8% 3.6% Satellite positioning Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Methane capture 2021 2022 2023 1 R&D expense TTM R&D / Sales Q1 2023 results review | 5-May-2023 9 (1) Trailing 12-month R&D expense / trailing 12-month Net Sales for Industrial Activities

Q1 2023 | FINANCIAL HIGHLIGHTS ($mn) +14% +26% +$0.07 +386 4,776 475 $0.35 4,180 378 $0.28 (673) +17% 2 @CC (1,059) Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 1 Net Sales Adjusted Adjusted Free Cash Flow Industrial Activities 1 1 Industrial Activities Net Income Diluted EPS Δ YoY Q1 2023 results review | 5-May-2023 10 (1) Non-GAAP measure (definition and reconciliation in appendix); (2) At Constant Currency

Q1 2023 | AGRICULTURE ($mn) 1 Net Sales Gross Margin +16% +210 bps 26.2% 3,927 24.1% 3,377 +19% 2 @CC Δ YoY Q1'22 Q1'23 Q1'22 Q1'23 3 Adjusted EBIT 14.5% 12.6% Vol. Pricing, Prod. FX & Q1’22 SG&A R&D Q1’23 & Mix Net Cost Other (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown on slide 23; (2) At Constant Currency; (3) Non-GAAP measure (definition and reconciliation in appendix) Q1 2023 results review | 5-May-2023 11 Note: Numbers may not add due to rounding

Q1 2023 | CONSTRUCTION ($mn) 1 Net Sales Gross Margin +6% +260 bps 15.9% 849 803 13.3% +8% 2 @CC Δ YoY Q1'22 Q1'23 Q1'22 Q1'23 3 Adjusted EBIT 5.2% 4.0% Vol. Pricing, Prod. FX & Q1’22 SG&A R&D Q1’23 & Mix Net Cost Other (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown on slide 23; (2) At Constant Currency; (3) Non-GAAP measure (definition and reconciliation in appendix) Q1 2023 results review | 5-May-2023 12 Note: Numbers may not add due to rounding

Q1 2023 | FINANCIAL SERVICES Net Income Profitability Ratios ($mn) 3.7% 4.0% 3.2% 3.0% Q1 2022 82 2.6% 3.0% 2.1% 1.8% 2.0% Q1 2023 78 1.0% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 1 Gross Margin / Average Assets on Book RoA 2 2 Managed Portfolio & Retail Originations Delinquencies on Book (>30 Days) Q1 retail originations $2.2bn, 2.0% 6% +$0.1bn YoY 1.8% 34% 1.4% 1.4% Managed portfolio $24.5bn, 1.5% 1.3% 60% 3 +$3.7bn YoY (+$4.5bn @ CC ) 1.3% Retail Wholesale 1.0% Operating Lease Portfolio at Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 March 31, 2023 (1) Return on Assets defined as: EBIT / average managed assets annualized; Q1 2023 results review | 5-May-2023 13 (2) Including unconsolidated JVs; (3) At constant currency

CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH Increase in R&D and capex investments funded through operating cash flow CREDIT RATING Current long-term ratings: Moody’s Baa2; S&P BBB and Fitch BBB+ GROSS DEBT Financial Services issued new bonds in Q2; Industrial debt stable SHAREHOLDER RETURNS ~$70M share buybacks in Q1; repurchase program ongoing in Q2 rd ~$0.5B annual dividend paid May 3 INORGANIC GROWTH Investments in Augmenta, Bennamann, and Hemisphere Q1 2023 results review | 5-May-2023 14

UPDATE ON SINGLE LISTING On-going constructive dialog with exchange management Delisting from Milan to be completed by year end Prepared to increase share buybacks as needed Positive feedback from shareholder base Q1 2023 results review | 5-May-2023 15

FY 2023 ESTIMATES | INDUSTRY UNIT PERFORMANCE VS. FY 2022 NORTH SOUTH 1 1 EMEA APAC 1 1 AMERICA AMERICA 0-140 HP Tractors (5%) – flat flat flat (5%) – flat 140+ Large 5% – 10% Tractors Combines 5% – 10% flat flat (5%) – flat Light (5%) – flat (10%) – (5%) (10%) – (5%) (5%) – flat Heavy (5%) – flat (10%) – (5%) (10%) – (5%) (10%) – (5%) Note: Total Industry Volume % change FY 2023 vs. FY 2022 reflecting aggregate for key markets where Company competes. Q1 2023 results review | 5-May-2023 16 (1) Regional split definition in the slide “Geographic information”

FY 2023 GUIDANCE INDUSTRIAL ACTIVITIES Previous Guidance Updated Guidance +6% to +10% +8% to +11% 1 Net Sales vs. 2022 vs. 2022 up <5% vs. 2022 Reaffirmed SG&A 2 $1.3bn to $1.5bn Reaffirmed Free Cash Flow R&D ~$1.6bn Reaffirmed CapEx (1) Reflects full-year €/$ exchange rate average of 1.10 Q1 2023 results review | 5-May-2023 17 (2) Non-GAAP measure (definition in appendix)

2023 PRIORITIES & OUTLOOK Strong orders & momentum in cash crop Continued ramp-up of R&D / tech investments Raven impact accelerates Integration of new acquisitions Margin improvement programs yielding results Q1 2023 results review | 5-May-2023 18

APPENDIX

Q1 2023 | UNIT PERFORMANCE VS. Q1 2022 NORTH SOUTH 1 1 EMEA APAC 1 1 AMERICA AMERICA 0-140 HP Tractors (16%) (5%) (6%) 6% 140+ Large 19% Tractors Combines 116% 7% 16% (3%) Light 2% 3% (19%) (13%) Heavy 3% (6%) (28%) (23%) TRACTORS COMBINES LIGHT HEAVY Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Company Inventory Dealer Inventory Retail Production NOTE: Total Industry Volume % change 2023 vs. 2022 reflecting aggregate for key markets where Company competes. Q1 2023 results review | 5-May-2023 20 (1) Regional split definition in the slide “Geographic information” Company Industry

Q4 / FY 2022 | FINANCIAL SUMMARY ($mn) Q1 2022 Q1 2023 Δ YoY U.S. GAAP Revenues 4,645 5,342 +15% Net Sales | Industrial Activities 4,180 4,776 +14% Net Income 336 486 +45% Diluted EPS ($) 0.24 0.35 +0.11 1 Non – GAAP 2 Net Sales | Industrial Activities @CC 4,180 4,878 +17% Adjusted EBIT | Industrial Activities +29% 429 555 Adjusted EBIT Margin | Industrial Activities 10.3% 11.6% +130 bps Adjusted income (loss) before income tax benefit (expense) and equity in income of +24% 495 614 unconsolidated subsidiaries and affiliates Adjusted Effective Tax Rate - 28% 28% Adjusted Net Income 378 475 +26% Adjusted net income attributable to CNH Industrial N.V. 375 471 +26% Weighted average shares outstanding – diluted (million) 1,362 1,359 (0.2%) Adjusted Diluted EPS ($) +0.07 0.28 0.35 Free Cash Flow | Industrial Activities (1,059) (673) +386 31-Dec-22 31-Mar-23 Net Industrial Cash (Debt) 362 (569) (931) (1) Non-GAAP measures: definition in slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section (2) @CC means at constant currency Q1 2023 results review | 5-May-2023 21 Note: Numbers may not add due to rounding

Q1 2023 | INDUSTRIAL ACTIVITIES NET SALES 1 AG CE Industrial Activities $3,927mn $849mn $4,776mn Q1 2022 2 2 2 +16% YoY +19% @CC +6% YoY +8% @CC +14% YoY +17% @CC Q1 2023 By Region By Region By Region as reported as reported as reported NA EMEA SA APAC NA EMEA SA APAC NA EMEA SA APAC Q1 2023 mix 38% 34% 19% 9% 55% 25% 13% 8% 41% 33% 18% 9% Q1 2022 mix 35% 35% 20% 9% 49% 25% 17% 9% 38% 33% 20% 9% By Product By Product By Segment as reported as reported as reported Tractors Combines Others Heavy Light Others AG CE 55% 22% 24% 34% 64% 2% 82% 18% Q1 2023 mix Q1 2022 mix 56% 21% 23% 37% 57% 6% 81% 19% (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Q1 2023 results review | 5-May-2023 22 Note: Numbers may not add due to rounding

Q1 2023 | FINANCIALS BY SEGMENT ($mn) Revenues & Adj. EBIT 1 Gross Profit Gross Margin Adj. EBIT 1 Net Sales Margin Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23 Agriculture 3,377 3,927 814 1,030 24.1% 26.2% 426 570 12.6% 14.5% Construction Equip. 803 849 107 135 13.3% 15.9% 32 44 4.0% 5.2% Elimination & Other - - 8 - - - (29) (59) - - Industrial Activities 4,180 4,776 929 1,165 22.2% 24.4% 429 555 10.3% 11.6% Financial Services 466 549 Elimination & Other (1) 17 CNH Industrial 4,645 5,342 (1) Non-GAAP measure: definition in slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Q1 2023 results review | 5-May-2023 23 Note: Numbers may not add due to rounding

1 Q1 2023 | IND. ACTIVITIES – CHANGE IN NET (DEBT) / CASH ($mn) Share BB (71) Dividends (1) M&A (107) 1 Free Cash Flow (673) Change in Change in Dividends & 1 1 Net Cash Cash Interest PP&E Other Net Debt (1) Adj. EBIT D&A Working Funds & Equity FX & Other 31-Dec-22 & Taxes CapEx Changes 31-Mar-23 Capital other Changes 1 1 Change in Working Capital Net (Debt) / Cash & Free Cash Flow trend ($bn) ($bn) (0.7) (1.1) -1.1 (0.6) -1.3 Trade Inventories Trade Other Change in (2.1) Receivables Payables Working Capital Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 1 1 Q1 2022 Q1 2023 Net (Debt) / Cash Free Cash Flow (1) Non-GAAP measures (definition and reconciliation in appendix) Q1 2023 results review | 5-May-2023 24 Note: Numbers may not add due to rounding

Q1 2023 | CAPEX AND R&D ($mn) Q1 2022 Q1 2023 Investments in property, plant and equipment, and intangible assets 53 90 Breakdown by Category New Product & Technology 29% 45% Maintenance & Other 47% 44% Industrial Capacity Expansion & LT Investments 24% 11% Breakdown by Segment Agriculture 89% 90% Construction Equipment 11% 10% Research and Development 184 231 Total spending (CapEx + R&D) in new products 135 183 Breakdown by Trend Digital 35% 40% Electric Vehicles and CNG-LNG 4% 9% Other New Program 61% 51% Q1 2023 results review | 5-May-2023 25 1 Note: Numbers may not add due to rounding

DEBT MATURITY SCHEDULE | BREAKDOWN ($bn) Outstanding 2023 2024 2025 2026 2027 Beyond Dec. 31, 2022 3.3 Bank Debt 1.4 0.6 0.4 0.2 0.3 0.5 10.3 Capital Market 2.1 2.4 2.1 1.7 1.2 0.8 0.1 Other Debt 0.1 0.0 0.0 0.0 0.0 0.0 13.8 Cash Portion of (Debt) Maturities 3.6 3.0 2.5 1.9 1.5 1.3 of which Industrial Activities 1.1 0.8 0.8 0.5 1.1 0.7 of which Financial Services 2.6 2.2 1.7 1.4 0.4 0.6 4.4 Cash & Cash Equivalents 0.8 of which restricted cash Net Receivables / (Payables) with Iveco Group 0.2 N.V. 5.1 Undrawn Committed credit lines 9.7 Total Available Liquidity Q1 2023 results review | 5-May-2023 26 Note: Numbers may not add due to rounding

RECONCILIATIONS

RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES

($mn)

	Q1 2022	Q1 2023
Net Income	**336**	**486**
Less: Consolidated income tax expense	(159)	(173)
Consolidated income before taxes	**495**	**659**
Less: Financial Services		
Financial Services Net Income	82	78
Financial Services Income Taxes	36	29
Add back of the following Industrial Activities items:		
Interest expense of Industrial Activities, net of Interest income and eliminations	35	4
Foreign exchange (gains) losses, net of Industrial Activities	13	6
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities[1]	(38)	(1)
Adjustments for the following Industrial Activities items:		
Restructuring expenses	2	1
Other discrete items[2]	40	(7)
Total Adjusted EBIT of Industrial Activities	**429**	**555**

(1) In the three months ended 31-Mar-23, this item includes the pre-tax gain of $6mn as a result of the amortization over the 4 years of the $101mn positive impact from the 2021 modifications of a healthcare plan in the U.S. In the three months ended 31-Mar-22, this item includes the pre-tax gain of $30mn as a result of the 2018 modification of a healthcare plan in the U.S. and a pre-tax gain of $6mn as a result of the amortization over 4 years of the $101mn positive impact from 2021 modifications of a healthcare plan in the U.S.

(2) In the three months ended 31-Mar-23, this item included a gain of $13mn in relation to the fair value remeasurement of Augmenta and Bennaman, partially offset by an $6mn loss on the sale of our Russian Financial Services. In the three months ended 31-Mar-22, this item included $44mn of asset write-downs related to our Russian operations, $3.8mn of separation costs incurred in connection with our spin-off of the Iveco Group Business and $7.8mn of income from the two Raven businesses that were held for sale.

28 Q1 2023 results review | 5-May-2023

CNH INDUSTRIAL

RECONCILIATION OF TOTAL DEBT TO NET DEBT (US GAAP)

($mn)	Consolidated		Industrial Activities		Financial Services	
	31-Dec-22	31-Mar-23	31-Dec-22	31-Mar-23	31-Dec-22	31-Mar-23
Third party debt	(22,962)	(23,552)	(4,909)	(5,025)	(18,053)	(18,527)
Intersegment notes payable	-	-	(63)	(16)	(888)	(982)
Payable to Iveco Group N.V.	(156)	(57)	(5)	(5)	(151)	(52)
Total (Debt) (1)	**(23,118)**	**(23,609)**	**(4,977)**	**(5,046)**	**(19,092)**	**(19,561)**
Less:						
Cash and cash equivalents	4,376	3,213	3,802	2,786	574	427
Restricted cash	753	792	158	163	595	629
Intersegment notes receivable	-	-	888	982	63	16
Receivables from Iveco Group N.V.(4)	298	255	234	181	64	74
Other current financial assets(2)	300	400	300	400	-	-
Derivatives hedging debt	(43)	/(35)	(43)	(35)	-	-
Net Cash (Debt) (3)	**(17,434)**	**(18,984)**	**362**	**(569)**	**(17,796)**	**(18,415)**

(1) Total (Debt) of Industrial Activities includes Intersegment notes payable to Financial Services of $16mn and $63mn as of 31-Mar-23 and 31-Dec-22, respectively. Total (Debt) of Financial Services includes Intersegment notes payable to Industrial Activities of $982mn and $888mn as of 31-Mar-23 and 31-Dec-22, respectively.

(2) This item includes short-term deposits and investments towards high-credit rating counterparties.

(3) The net intersegment receivable/(payable) balance recorded by Financial Services relating to Industrial Activities was ($966)mn and ($825)mn as of 31-Mar-23 and 31-Dec-22, respectively.

29 Q1 2023 results review | 5-May-2023

CNH INDUSTRIAL

RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF INDUSTRIAL ACTIVITIES UNDER U.S. GAAP ($mn) Q1 2022 Q1 2023 Net cash provided by (used in) Operating Activities (887) (701) Cash flows from Operating Activities of Financial Services net of eliminations (96) 158 Change in derivatives hedging debt of Industrial Activities and other (18) 7 Investments in assets sold under operating lease assets of Industrial Activities (2) (4) Operating cash flow of Industrial Activities (1,003) (540) Investments in property, plant & equipment, and intangible assets of Industrial Activities (53) (90) (1) Other changes (3) (43) Free cash flow of Industrial Activities (1,059) (673) (1) This item primarily includes change in intersegment financial receivables and capital increases in Q1 2023 results review | 5-May-2023 30 intersegment investments

CHANGE IN NET CASH (DEBT) OF INDUSTRIAL ACTIVITIES UNDER US-GAAP ($mn) Q1 2022 Q1 2023 Net Cash (Debt) of Industrial Activities at beginning of period (1,126) 362 Adjusted EBIT of Industrial Activities 429 555 Depreciation and Amortization 82 85 Depreciation of assets under operating leases 1 1 Cash interest and taxes (120) (106) (1) Changes in provisions and similar (99) 45 Change in working capital (1,296) (1,120) Investments in property, plant & equipment, and intangible assets of Ind. Activities (53) (90) Other changes (3) (43) Free cash flow of Industrial Activities (1,059) (673) (2) Capital increases and dividends (21) (72) (3) Currency translation differences and other 120 (186) Change in Net Cash (Debt) of Industrial Activities (960) (931) Net Cash (Debt) of Industrial Activities at end of period (2,086) (569) (1) Including other cash flow items related to operating lease. (2) In the three months ended 31-Mar-23, this item also includes share buy-back transactions. (3) In the three months ended 31-Mar-23, this item also includes the cash out of $131mn for the acquisition of the majority of Augmenta and Bennamann, net of the proceeds from the sale of the Q1 2023 results review | 5-May-2023 31 Sampierana undercarriage business and of our Russian Financial Services.

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S.-GAAP (1/2) ($mn) Q1 2022 Q1 2023 Net income (loss) 336 486 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of 21 (12) unconsolidated subsidiaries and affiliates (a) Adjustments impacting Income tax (expense) benefit (b) 21 1 Adjusted net income (loss) 378 475 Adjusted net income (loss) attributable to CNH Industrial N.V. 375 471 Weighted average shares outstanding – diluted (million) 1,362 1,359 Adjusted diluted EPS ($) 0.28 0.35 Income (loss) from continuing operations before income tax (expense) benefit and 474 626 equity in income of unconsolidated subsidiaries and affiliates Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of 21 (12) unconsolidated subsidiaries and affiliates (a) Adjusted income (loss) from continuing operations before income tax (expense) benefit 495 614 and equity in income of unconsolidated subsidiaries and affiliates (A) Income tax (expense) benefit (159) (173) Adjustments impacting Income tax (expense) benefit (b) 21 1 Adjusted income tax (expense) benefit (B) (138) (172) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 28% 28% Q1 2023 results review | 5-May-2023 32

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S.-GAAP (2/2) ($mn) Q1 2022 Q1 2023 (a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates Restructuring expenses 2 1 Pre-tax gain related to the 2018 modification of a healthcare plan in the U.S. (30) - Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. (6) (6) Asset write-down: Industrial Activities, Russia Operations 44 - Asset write-down: Financial Services, Russia Operations 15 - Loss on sale of Financial Services, Russia Operations - 6 Spin related costs 4 - Investment fair value adjustment - (13) Other discrete items - - Activity of the Raven Segments held for sale (8) - Total 21 (12) (b) Adjustments impacting Income tax (expense) benefit Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and 22 1 (1) equity in income of unconsolidated subsidiaries and affiliates Adjustment to valuation allowances on deferred tax assets (1) - Total 21 1 (1) In the three months ended 31-Mar-22, this balance includes $12mn of increase to the valuation Q1 2023 results review | 5-May-2023 33 allowances on historical deferred tax assets as a result of the suspension of operations in Russia

GEOGRAPHIC INFORMATION The composition of our regions part of the geographic information is as follow: § North America: United States, Canada, and Mexico; § Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Turkey, Uzbekistan, Pakistan, the African continent, and the Middle East; § South America: Central and South America, and the Caribbean Islands; and § Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania. Market Share / Market Position Data § Certain industry and market share information in this report has been presented on a worldwide basis which includes all countries. § In this presentation, management estimates of past market-share information are generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. § Not all agricultural or construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. § In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. Q1 2023 results review | 5-May-2023 34

NON-GAAP FINANCIAL MEASURES CNH Industrial monitors its operations through the use of several non-GAAP financial measures. CNH Industrial’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH Industrial’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH Industrial’s non-GAAP financial measures are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non-recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities: is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss): is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS: is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH Industrial share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Taxes: is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR): is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Adjusted Gross Profit Margin of Industrial Activities: is computed by dividing Net sales less Cost of goods sold, as adjusted by non-recurring items, by Net sales. Net Cash (Debt) and Net Cash (Debt) of Industrial Activities: Net Cash (Debt) is defined as total debt less intersegment notes receivable, cash and cash equivalents, restricted cash, other current financial assets (primarily current securities, short-term deposits and investments towards high-credit rating counterparties) and derivative hedging debt. CNH Industrial provides the reconciliation of Net Cash (Debt) to Total (Debt), which is the most directly comparable measure included in the consolidated balance sheets. Due to different sources of cash flows used for the repayment of the debt between Industrial Activities and Financial Services (by cash from operations for Industrial Activities and by collection of financing receivables for Financial Services), management separately evaluates the cash flow performance of Industrial Activities using Net Cash (Debt) of Industrial Activities. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow): refers to Industrial Activities only, and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under buy-back commitments, assets under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excl. FX or Constant Currency: CNH Industrial discusses the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. Q1 2023 results review | 5-May-2023 35

INVESTOR RELATIONS CONTACTS investor.relations@cnhind.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnhind.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnhind.com CNH Industrial | Investors